Provisions	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Provisions
38 Provisions

	2022	2021
At January 1	193	309
Additional provisions	28	91
Disposals	(8)	(6)
Unused amounts reversed through the income statement	(10)	-
Used during the year	(57)	(209)
Net exchange differences	5	9
Transfer to disposal groups	(52)	-
At December 31	99	193
Current	89	139
Non-current	10	54
The decrease in Provisions in 2022 is mainly the result of the classification of Aegon the Netherlands as held for sale and discontinued operations, refer to note 51 Discontinued operations.
The provisions as at December 31, 2022 consisted of litigation provisions of EUR 71 million (2021: EUR 93 million) mainly related to a settlement in the US relating to increases in monthly deduction rates on universal life products (refer to note 45 Commitments and contingencies), restructuring provisions of EUR 9 million (2021: EUR 30 million) and other provisions of EUR 19 million (2021: EUR 70 million).